June 27, 2013

Sotheby's and each of the other Credit Parties
parties to the Credit Agreement referenced below
1334 York Avenue
New York, NY 10021

Re:	Amended and Restated Auction Guaranty Side Letter

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of December 19, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sotheby's, a Delaware corporation, Sotheby's, Inc., a New York corporation, Sotheby's Financial Services, Inc., a Nevada corporation, Sotheby's Financial Services California, Inc., a Nevada corporation, Oberon, Inc., a Delaware corporation, Sotheby's Ventures, LLC, a New York limited liability company, Oatshare Limited, a company registered in England, Sotheby's, a company registered in England, Sotheby's Financial Services Limited, a company registered in England, and Sotheby's Hong Kong Limited, a company incorporated in Hong Kong, the other Credit Parties signatory thereto, General Electric Capital Corporation, a Delaware corporation, as Agent for the Lenders (in such capacity, “Agent”), and the Lenders signatory thereto from time to time (collectively, the “Lenders”). This letter agreement is the “Auction Guaranty Side Letter” referenced in the Credit Agreement and amends and restates in its entirety that certain letter agreement, dated August 31, 2009, by and between Agent and the Credit Parties, relating to the subject matter hereof. Capitalized terms used but not defined herein shall have the meanings assigned to them under the Credit Agreement.
In consideration of Agent and Lenders entering into the Loan Documents, and the Lenders agreeing to make Loans and incur Letter of Credit Obligations as provided for in the Loan Documents, the Credit Parties hereby agree that, from and after the date hereof until the Termination Date, the “Aggregate Guaranteed Amount” (as defined below) shall not at any time exceed the Dollar Equivalent of $300,000,000.

For purposes of this letter agreement, the “Aggregate Guaranteed Amount” means, at any time, an amount equal to (i) the aggregate guaranteed amount of all outstanding auction guaranties at such time to which the Credit Parties and their Subsidiaries are obligated minus (ii) without duplication, the sum of (x) the aggregate amount of all unconditional, irrevocable, valid and binding obligations at such time of counterparties which are not Affiliates of the Credit Parties that have agreed in writing to pay to the Credit Parties all or a portion of the Credit Parties' obligations with respect to such guaranties, to the extent that such counterparties have been approved by the Credit Parties as creditworthy and capable of satisfying such obligations in accordance with the Credit Parties' credit approval procedures and policies applied in a manner consistent with their ordinary and historical practices plus (y) the aggregate amount (such amount, the “Aggregate Bid Amount”) of all unconditional, irrevocable, valid and binding written bids for Works of Art at such time which are the subject of such guaranties from bidders which are not Affiliates of the Credit Parties, to the extent that such bidders have been approved by the Credit Parties as creditworthy and capable of satisfying such bids in accordance with the Credit Parties' credit approval procedures and policies applied in a manner consistent with their ordinary and historical practices; provided that, for purposes of determining the Aggregate Bid Amount at any time pursuant to clause (ii)(y) above, only one bid per Work of Art shall be included in the Aggregate Bid Amount at any time.

This letter agreement may not be waived, amended, modified or terminated except with the prior written consent of the Requisite Lenders, Agent and each of the Credit Parties.

This letter agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

this letter agreement shall be CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY the laws of the State of New York (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS

LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS LETTER AGREEMENT.

If you are in agreement with the foregoing, kindly indicate your consent in the space provided below.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this letter agreement has been duly executed as of the date first written above.

Very truly yours,

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By: /s/ DANIEL T. EUBANKS
Name: Daniel T. Eubanks
Title: Duly Authorized Signatory

Signature Page to A&R Auction Guaranty Side Letter

Agreed and accepted as of the date set forth above:

Sotheby's,
a Delaware corporation

By: /s/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title: SVP, Treasurer

Sotheby's, Inc.

By: /s/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title: SVP, Treasurer

Sotheby's Financial Services, Inc.
Sotheby's Financial Services California, Inc.
Oberon, Inc.
Sotheby's Ventures, LLC

By: /s/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title: SVP, Treasurer

OATSHARE Limited

By: /s/ CLIVE LORD
Name: Clive Lord
Title: Chief Operating Officer, Europe

Sotheby's,
a company registered in England

By: /s/ CLIVE LORD
Name: Clive Lord
Title: Chief Operating Officer, Europe

Sotheby's Financial Services limited

By: /s/ JAN PRASENS
Name: Jan Prasens
Title: Authorized Signatory
SOTHEBY'S HONG KONG LIMITED
By: /s/ HENRY LI
Name: Henry Li
Title: Director

SOTHEBY'S FINE ART HOLDINGS, INC.
SOTHEBY'S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY'S THAILAND, INC.
SOTHEBY'S HOLDINGS INTERNATIONAL, INC.
SOTHEBY'S NEVADA, INC.
SOTHEBYS.COM LLC
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
72ND AND YORK, INC.
YORK HOLDINGS INTERNATIONAL, INC.,

By: /s/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title: SVP, Treasurer

CATALOGUE DISTRIBUTION COMPANY LIMITED
SOTHEBY'S SHIPPING LIMITED
YORK UK HOLDCO INTERNATIONAL LIMITED

By: /s/ CLIVE LORD
Name: Clive Lord
Title: Chief Operating Officer, Europe

NOORTMAN MASTER PAINTINGS LTD.

By: /s/ JAN PRASENS
Name: Jan Prasens
Title: Authorized Signatory

Acknowledged and consented to as of the date set forth above:

HSBC BANK PLC, as a Lender

By: /s/ PATRICK J. MLODOZENEL
Name: Patrick J. Mlodozenel
Title: Senior Corporate Banking Manager

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By: /s/ VARUN G. GUPTA
Name: Varun G. Gupta
Title: VP, Relationship Manager

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ JENNIFER HEARD
Name: Jennifer Heard
Title: Authorized Officer

THE PRIVATEBANK AND TRUST
COMPANY, as a Lender

By: /s/ MITCHEL RASKY
Name: Mitchel Rasky
Title: Managing Director

TD BANK, N.A., as a Lender

By: /s/ STEPHEN A. CAFFREY
Name: Stephen A. Caffrey
Title: Vice President
GOLDMAN SACHS BANK USA, as a Lender

By: /s/ MICHELLE LATZONI
Name: Michelle Latzoni
Title: Authorized Signatory
COMERICA BANK, as a Lender

By: /s/ DARYL R. KRAUSE
Name: Daryl R. Krause
Title: SVP
INVESTORS BANK, as a Lender

By: /s/ STEPHEN J. DEERING
Name: Stephen J. Deering
Title: SVP